$132,000,000

                        PERKINS & MARIE CALLENDER'S INC.

                        14% SENIOR SECURED NOTES DUE 2013



                               PURCHASE AGREEMENT


                                                              September 24, 2008

JEFFERIES & COMPANY, INC.
11100 Santa Monica Boulevard
10th Floor
Los Angeles, California 90025

Ladies and Gentlemen:

       Perkins & Marie Callender's Inc., a Delaware corporation (the "COMPANY"), and each of the Guarantors (as hereinafter defined) hereby agree with you as follows:

               1. ISSUANCE OF NOTES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to Jefferies & Company, Inc. (the "INITIAL PURCHASER") $132,000,000 aggregate principal amount at maturity of 14% Senior Secured Notes due 2013 (the "NOTES"). The Notes will be issued pursuant to an indenture (the "INDENTURE"), to be dated as of September 24, 2008, by and among the Company, the Guarantors (as hereinafter defined) and The Bank of New York Mellon, as trustee (the "TRUSTEE"). Capitalized terms used, but not defined herein, shall have the meanings set forth in the "DESCRIPTION OF THE NOTES" section of the Offering Circular (as hereinafter defined).

       The Notes will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes shall bear the legends set forth under the "NOTICE TO INVESTORS" section of the Offering Circular, dated the date hereof (the "OFFERING CIRCULAR"), which the Company has prepared relating to the offer and sale of the Notes (the "OFFERING"). "Offering Circular" means, as of any date or time referred to in this Agreement, the Offering Circular at 9:00 a.m. New York City time on the date hereof (the "APPLICABLE TIME"), and any amendment or supplement thereto, including exhibits and schedules thereto.

       In connection with the sale of the Notes, the Company will, on the Closing Date, enter into a new senior revolving credit facility among the Company, the guarantors named therein and Wells Fargo Foothill, LLC, which provides for a revolving loan facility in an amount of up to $26.0 million (as amended, supplemented, modified, extended or restated from time to time, the "CREDIT AGREEMENT").

               2. TERMS OF OFFERING. The Initial Purchaser has advised the Company, and the Company understands, that the Initial Purchaser will make offers to sell (the "EXEMPT RESALES") some or all of the Notes purchased by the Initial Purchaser hereunder on the terms set forth in the Offering Circular to persons (the "SUBSEQUENT Purchasers") whom the Initial Purchaser reasonably believes to be (a) "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS"), as such Rule may be amended from time to time, (b) a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act ("ACCREDITED INVESTORS"), as such Rules may be amended from time to time, that make certain representations or warranties to the Initial Purchaser as set forth in the Accredited Investor Letter (the "ACCREDITED INVESTOR LETTER") attached as Annex A to the Offering Circular or (c) non-U.S. persons permitted to purchase the Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "REG S PERSON" and, together with QIBs and Accredited Investors, "ELIGIBLE PURCHASERS").

       Pursuant to the Indenture, Perkins & Marie Callender's Holding Inc. (the "DIRECT PARENT") and all Domestic Restricted Subsidiaries of the Company shall fully and unconditionally guarantee, to the extent provided in the Indenture, on a senior secured basis, to each holder of the Notes and the Trustee, the full performance of the Company's obligations under the Indenture and the Notes (the Direct Parent and each such Domestic Restricted Subsidiary being referred to herein as a "GUARANTOR" and each such guarantee being referred to herein as a "GUARANTEE").

       In connection with entering into the Credit Agreement, the Company, the Guarantors, the Trustee and the lender under the Credit Agreement shall enter into an Intercreditor Agreement, to be dated as of the Closing Date, in a form reasonably satisfactory to the Initial Purchaser, which form shall be attached as an exhibit to the Indenture (the "INTERCREDITOR AGREEMENT").

       On the Closing Date, the Company and the Guarantors will enter into certain collateral agreements (together with the Intercreditor Agreement, the "COLLATERAL AGREEMENTS"), which will provide for the grant of second priority security interests (subject to a prior ranking lien by the lender under the Credit Agreement and certain other Permitted Liens (as defined, and provided for, in the Indenture)) (the "SECURITY INTERESTS") in substantially all of the assets of the Company (other than Excluded Assets).

       On or before the Closing Date, the Company's indirect parent, P&MC's Holding Corp. ("PARENT") will deliver a promissory note (the "PARENT LOAN") to Jefferies High Yield Trading LLC and/or one or more of its designees reasonably acceptable to Parent, which will provide for a senior secured loan to Parent in the amount of $8.947 million and guaranteed (the "PARENT LOAN GUARANTEE") by Castle Harlan Partners IV, L.P. (the "PARENT LOAN GUARANTOR").

       On or before the Closing Date, Parent will make an indirect equity contribution to the Company of $8.5 million, all of which will be funded with the proceeds from the Parent Loan (the "EQUITY CONTRIBUTION").

       This Agreement, the Indenture, the Collateral Agreements, the Notes, the Credit Agreement and the Guarantees are collectively referred to herein as the "TRANSACTION DOCUMENTS." The Offering, the Credit Agreement, the Equity Contribution and application of the net proceeds therefrom are collectively referred to herein as the "TRANSACTIONS."

               3. PURCHASE, SALE AND DELIVERY. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, the Notes at a purchase price of 90.16% of the aggregate principal amount thereof. Delivery to the Initial Purchaser of and payment for the Notes shall be made at a Closing (the "CLOSING") to be held at 10:00 a.m., New York time, on September 24, 2008 (the "CLOSING DATE") at the New York offices of Schulte Roth & Zabel LLP.

       The Company shall deliver to the Initial Purchaser one or more certificates representing the Notes in global form against payment by the Initial Purchaser of the purchase price therefor by immediately available Federal funds bank wire transfer to such bank account or accounts as the Company shall designate to the Initial Purchaser at least two business days prior to the Closing. Notes to be represented by one or more definitive global securities in book-entry form will be deposited on the Closing Date, by or on behalf of the Company, with The Depository Trust Company ("DTC") or its designated custodian, and registered in the name of Cede & Co.

       In addition to the purchase price for the Notes, the foregoing wire transfer shall reflect the payment by the Company to the Initial Purchaser of a fee in the amount of $1.0 million for financial advisory services in connection with the Offering.

               4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS. The Company and the Guarantors jointly and severally represent and warrant to the Initial Purchaser that, as of the date hereof and as of the Closing Date:

               (a) As of the Applicable Time, the Offering Circular does not, and at the Closing Date, will not, contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 4(a) do not apply to statements or omissions made in reliance upon and in conformity with the Initial Purchaser Information (as defined in Section 12). The Offering Circular contained as of its date all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act. No injunction or order has been issued and no proceeding is pending, or to the knowledge of the Company, threatened that either (i) asserts that any of the Transactions is subject to the registration requirements of the Act or (ii) would prevent or suspend the issuance or sale of any of the Notes or the use of the Offering Circular in any jurisdiction.


               (b) Each corporation, partnership, or other entity in which the Company, directly or indirectly through any of its subsidiaries, owns more than fifty percent (50%) of any class of equity securities or interests is listed on Schedule I attached hereto (the "SUBSIDIARIES").

               (c) Each of the Company, the Subsidiaries and the Direct Parent
       (i) has been duly organized or formed, as the case may be, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets, and
       (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, limited liability company or other entity, as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company, the Subsidiaries and the Direct Parent taken as a whole, (B) the ability of the Company or the Guarantors to perform their respective obligations in all material respects under any Transaction Document, (C) the enforceability of any Collateral Agreement or the attachment, perfection or priority of any of the Liens intended to be created thereby, (D) the validity or enforceability of any of the Transaction Documents, or (E) the consummation of any of the transactions contemplated under any of the Transaction Documents (each, a "MATERIAL ADVERSE EFFECT"). -----------------------

               (d) All of the issued and outstanding shares of capital stock of or partnership or membership interests in, as the case may be, the Company, the Subsidiaries and the Direct Parent have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of, and are not subject to, any preemptive or similar rights. The table under the caption "CAPITALIZATION" in the Offering Circular (including the footnotes thereto) sets forth, as of its date, (i) the actual cash and cash equivalents and capitalization of the Company and the Subsidiaries on a consolidated basis and (ii) the pro forma cash and cash equivalents and capitalization of the Company and the Subsidiaries, on a consolidated basis, after giving effect to the Transactions. Except as set forth in such table, immediately following the Closing, neither the Company nor any of the Subsidiaries will have any liabilities, absolute, accrued, contingent or otherwise, other than (A) liabilities that are reflected in the Financial Statements (as hereinafter defined) or (B) liabilities incurred subsequent to the date thereof in the ordinary course of business, consistent with past practice, or in connection with the Transactions, that would not, individually or in the aggregate, have a Material Adverse Effect. All of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries are owned, directly or indirectly, by the Company, and all of the outstanding shares of capital stock or other equity interests of the Company are owned, directly or indirectly, by the Direct Parent, in each case free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, "LIENS"), except as set forth ----- in the Offering Circular and other than those imposed by the Act and the securities or "Blue Sky" laws of certain domestic or foreign jurisdictions and Liens
       (i) securing, prior to the consummation of the Closing, Indebtedness outstanding under the Amended & Restated Credit Agreement, dated as of September 21, 2005, amended and restated as of May 3, 2006, by and among the Company and the lenders thereto, as amended from time to time, and
       (ii) constituting Permitted Liens. Except as disclosed in the Offering Circular, there are no outstanding (A) options, warrants or other rights for third parties to purchase from the Company or any of the Subsidiaries, (B) agreements, contracts, arrangements or other obligations of the Company or any of the Subsidiaries to issue to third parties or (C) other rights of third parties to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of or other ownership or equity interests in the Company or any of the Subsidiaries.

               (e) Each of the Company, the Direct Parent and the Subsidiaries that are corporations have the requisite corporate power and authority, and each of the Subsidiaries that are limited liability companies have the requisite power and authority, to execute, deliver and perform their respective obligations under the Transaction Documents to which they are a party and to consummate the Transactions.

               (f) This Agreement has been duly and validly authorized, executed and delivered by the Company and the Guarantors. Each of the Indenture and the Collateral Agreements has been duly and validly authorized by the Company and the Guarantors. Each of the Indenture and the Collateral Agreements, when executed and delivered by the Company and the Guarantors, will constitute a legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

              (g) The Notes, when issued, will be in the form contemplated by the Indenture. When executed and delivered by the Company and the Guarantors, the Indenture will meet the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Notes have been duly and validly authorized by --- each of the Company and, when delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement and the Indenture, will have been duly executed, issued and delivered and will be legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture and the Collateral Agreements, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

               (h) The Guarantees have been duly and validly authorized by the Guarantors and, when executed by the Guarantors, will have been duly executed, issued and delivered and will be legal, valid and binding obligations of the Guarantors, entitled to the benefit of the Indenture and the Collateral Agreements and enforceable against the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

               (i) None of the Company, any of the Subsidiaries or the Direct Parent is in violation of its certificate of incorporation, bylaws or other organizational documents (the "CHARTER DOCUMENTS"). None of the Company, any of the Subsidiaries or the Direct Parent is (i) in violation of any federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order (collectively, "APPLICABLE LAW") of any federal, state, local and other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization, domestic or foreign (each, a "GOVERNMENTAL AUTHORITY"), applicable to any of them or any of their respective properties, or (ii) in breach of or default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, "APPLICABLE AGREEMENTS"), in either case other than those that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All Applicable Agreements are in full force and effect and are legal, valid and binding obligations of the Company or the Guarantors, as applicable, other than as disclosed in the Offering Circular and except where failure to be in effect could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would constitute (a) a violation of such Charter Documents or Applicable Laws,
       (b) a breach of or default under any Applicable Agreement or (c) result in the imposition of any penalty or the acceleration of any indebtedness, and in the case of clauses (b) and (c), other than those that have not resulted, or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

               (j) Neither the execution, delivery or performance of the Transaction Documents nor the consummation of any transactions contemplated therein will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents already obtained and in full force and effect or to be obtained prior to the Closing) under, result in the imposition of a Lien on any assets of the Company, any of the Subsidiaries or the Direct Parent (except pursuant to the Transaction Documents), or result in an acceleration of indebtedness under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement or
       (iii) any Applicable Law, and in the case of clauses (ii) and (iii), other than those that have not resulted or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. Immediately after consummation of the Offering and the transactions contemplated in the Transaction Documents, no Default or Event of Default (each as defined in the Indenture) will exist.

               (k) To the extent described in the Offering Circular, when executed and delivered, the Transaction Documents will conform in all material respects to the descriptions thereof in the Offering Circular.

               (l) No consent, approval, authorization or order of any Governmental Authority, or third party is required for the issuance and sale by the Company of the Notes to the Initial Purchaser or the consummation by the Company of the other transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes by the Initial Purchaser.

               (m) There is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding, domestic or foreign (collectively, "PROCEEDINGS"), pending or, to the knowledge of the Company, any of the Subsidiaries or the Direct Parent, threatened, that either (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge any of the Transaction Documents or any of the transactions contemplated therein or (ii) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company, the Subsidiaries and the Direct Parent are not subject to any judgment, order, decree, rule or regulation of any Governmental Authority that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

               (n) The Company, the Subsidiaries and the Direct Parent possess all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and have made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as now or proposed to be conducted as set forth in the Offering Circular ("PERMITS"), except where the failure to ------- obtain such Permits would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; each of the Company, the Subsidiaries and the Direct Parent has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results, or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such Permit, in each case except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and none of the Company, any of the Subsidiaries or the Direct Parent has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Offering Circular or except where such revocation or modification would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

               (o) Each of the Company, the Subsidiaries and the Direct Parent has good and marketable title to all real property owned by it and good title to all personal property owned by it and good and marketable title to all leasehold estates in real and personal property being leased by it and, as of the Closing Date, free and clear of all Liens (other than Permitted Liens) in each case except as described in the Offering Circular and except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. All Applicable Agreements to which the Company, any of the Subsidiaries or the Direct Parent is a party or by which any of them is bound are valid and enforceable against each of the Company, such Subsidiary or the Direct Parent, as applicable, and, to the knowledge of the Company, are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as those that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

               (p) All Tax returns required to be filed by the Company, each of the Subsidiaries and the Direct Parent have been filed and all such returns are true, complete, and correct in all material respects. All material Taxes that are due from the Company, the Subsidiaries and the Direct Parent have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles of the United States, consistently applied ("GAAP"). There are ---- no actual or, to the knowledge of the Company, proposed Tax assessments against the Company, any of the Subsidiaries or the Direct Parent that could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The accruals and reserves on the books and records of the Company, the Subsidiaries and the Direct Parent in respect of any material Tax liability for any period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term "Tax" and "Taxes" shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto.

               (q) Each of the Company, the Subsidiaries and the Direct Parent owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, logos, designs, trade names and domain names (collectively, "INTELLECTUAL PROPERTY") necessary for the conduct of its businesses and, as of the Closing Date, free and clear of all Liens, other than Permitted Liens, except as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. No claims or notices of any potential claim have been asserted against the Company, the Subsidiaries or the Direct Parent by any person challenging the use of any such Intellectual Property by the Company, any of the Subsidiaries or the Direct Parent or questioning the validity, ownership, enforceability or effectiveness of the Intellectual Property or any license or agreement related thereto (other than any claims that, if successful, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect). Neither the Company, nor to the Company's knowledge, any other party to any licenses, sublicenses, and other agreements or arrangements to which the Company is a party and pursuant to which any other Person is authorized to have access to, or use of, Intellectual Property owned by the Company, or to exercise any other right with regard thereto ("INTELLECTUAL PROPERTY LICENSES"), is in breach or default under such Intellectual Property License, and no event has occurred which with notice or lapse of time would constitute a breach or default by the Company (or to the Company's knowledge any other party thereto) or permit termination, thereunder; and no notice of default with respect to any such Intellectual Property License has been sent or received by the Company. To the knowledge of the Company, neither the conduct of the Company's business nor the use of such Intellectual Property by the Company, any of the Subsidiaries or the Direct Parent infringes upon, violates or misappropriates the Intellectual Property rights of any other person, and there are no pending or, to the knowledge of the Company, threatened, proceedings or litigation or other adverse claims or communications by any person alleging any such infringement, violation or misappropriation.

                (r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management's general or specific authorization, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and
       (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

               (s) The audited consolidated financial statements and related notes of the Company and the Subsidiaries contained in the Offering Circular (the "FINANCIAL STATEMENTS") present fairly in all material respects the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with GAAP and the requirements of Regulation S-X of the Act. The financial data set forth under "SUMMARY CONSOLIDATED HISTORICAL FINANCIAL INFORMATION" and "SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA" included in the Offering Circular has been prepared on a basis consistent with that of the Financial Statements and present fairly in all material respects the financial position and results of operations of the Company and its consolidated Subsidiaries as of the respective dates and for the respective periods indicated. All other financial, statistical, market and industry-related data included in the Offering Circular are fairly and accurately presented and are based on or derived from sources that the Company believes to be reliable and accurate.

               (t) Subsequent to the dates as of which information is given in the Offering Circular, (i) none of the Company, any of the Subsidiaries or the Direct Parent has incurred any liabilities, direct or contingent, that are material, individually or in the aggregate, to the Company, other than in the ordinary course of business consistent with past practices, or the Guarantors, or has entered into any transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or any material increase in long-term indebtedness or any material increase in short-term indebtedness of the Company, the Subsidiaries or the Direct Parent, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company, the Subsidiaries or the Direct Parent, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company, the Subsidiaries and the Direct Parent in the aggregate (each of clauses (i), (ii) and (iii), a "MATERIAL ADVERSE CHANGE"). To the knowledge of the Company, there is no event that is reasonably likely to occur, which if it were to occur, would, individually or in the aggregate, have a Material Adverse Effect, except as disclosed in the Offering Circular.

               (u) No "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g)(2) under the Act)
       (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company, retaining any rating assigned to the Company or any of the Subsidiaries or to any securities of the Company or any of the Subsidiaries or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned, or (B) any change in the outlook for any rating of the Company or any of the Subsidiaries or any securities of the Company or any of the Subsidiaries.

               (v) All indebtedness represented by the Notes is being incurred for the purposes set forth in the Offering Circular and in good faith. On the Closing Date, after giving pro forma effect to the Offering and the use of proceeds therefrom as indicated in the "USE OF PROCEEDS" section of the Offering Circular, the Company and the Guarantors (i) will be Solvent, (ii) will have sufficient capital for carrying on the business it is presently conducting and presently anticipates conducting and (iii) will be able to pay its debts as they mature. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company and the Guarantors is not less than the total amount required to pay the liabilities of the Company and the Guarantors on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) each of the Company and the Guarantors is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Notes and Guarantees as contemplated by this Agreement and the Offering Circular, neither the Company nor any Guarantor is incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) neither the Company nor any Guarantor is engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company or any Guarantor is engaged; and (v) neither the Company nor any Guarantor is otherwise insolvent under the standards set forth in applicable laws.

               (w) The Company has not and, to its knowledge, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Notes, (ii) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of any of the Notes or (iii) except as disclosed in the Offering Circular, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company; provided, that no representation is made in this subsection with respect to the actions of the Initial Purchaser.

               (x) Without limiting any provision herein, no registration under the Act and no qualification of the Indenture under the TIA is required for the sale of the Notes to the Initial Purchaser as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are QIBs or Accredited Investors or non-U.S. persons (as defined under Regulation S of the Act) and (ii) the accuracy of the Initial Purchaser's representations, warranties and agreements contained herein.

               (y) The Notes are eligible for resale pursuant to Rule 144A under the Act and no other securities of the Company are of the same class (within the meaning of Rule 144A under the Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or quoted in a U.S. automated inter-dealer quotation system. No securities of the Company of the same class as the Notes have been offered, issued or sold by the Company or any of its Affiliates within the six-month period immediately prior to the date hereof.

               (z) Neither of the Company nor any of its Affiliates or other person acting on behalf of the Company has offered or sold the Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Notes sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Company, any affiliate of the Company and any person acting on behalf of the Company have complied with and will implement the "offering restrictions" within the meaning of such Rule 902; provided, that no representation is made in this subsection with respect to the actions of the Initial Purchaser.

               (aa) With respect to each employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and each other employee benefit plan, program, policy or arrangement (collectively, "BENEFIT PLANS"), maintained, sponsored or contributed to by the Company, the Subsidiaries or any entity that would be deemed a "single employer" with the Company or any Subsidiary under
       Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "CODE") or Section 4001 of ERISA (each, an "ERISA AFFILIATE"): (i) each Benefit Plan complies in form and has been maintained, operated and administered in accordance with its terms and Applicable Law, including without limitation, ERISA and the Code, except where non-compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (ii) no "prohibited transaction," within the meaning of Section 4975 of the Code and Section 406 of ERISA, has occurred or is reasonably expected to occur with respect to the Benefit Plans that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. None of the Company, any Subsidiary or any ERISA Affiliate contributes to, is required to contribute to, or otherwise participated in or participates in or in any way, directly or indirectly, has any liability with respect to any plan subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA, including, without limitation, any "multiemployer plan" (within the meaning of Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code) or any single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) which is subject to Sections 4063, 4064 and 4069 of ERISA.

               (bb) Other than as disclosed in the Offering Circular, (i) neither the Company nor any of the Subsidiaries is party to or bound by any collective bargaining agreement with any labor organization; (ii) none of the employees of the Company or the Subsidiaries is represented by a labor union, and, to the knowledge of the Company, no union organizing activities are taking place that could, individually or in the aggregate, have a Material Adverse Effect; (iii) to the Company's knowledge, no union organizing or decertification efforts are underway or threatened against the Company or the Subsidiaries; (iv) no labor strike, work stoppage, slowdown or other material labor dispute is pending against the Company or the Subsidiaries, or, to the knowledge of the Company, threatened against the Company or the Subsidiaries; (v) there is no worker's compensation liability, experience or matter that would be reasonably expected to, individually or in the aggregate, have a Material Adverse Effect; (vi) to the knowledge of the Company, there is no threatened or pending liability against the Company or the Subsidiaries pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended ("WARN"), or any similar state or local law that would reasonably be expected to, individually or in the ------ aggregate, have a Material Adverse Effect; (vii) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim or inquiry of any kind pending against the Company or the Subsidiaries that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (viii) to the knowledge of the Company, no employee or agent of the Company or the Subsidiaries has committed any act or omission giving rise to liability for any violation identified in subsection (vi) and (vii) above, other than such acts or omissions that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (cc) None of the transactions contemplated in the Transaction Documents or the application of the proceeds by the Company, any of the Subsidiaries or the Direct Parent of the proceeds of the Notes will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).

               (dd) None of the Company, any of the Subsidiaries or the Direct Parent is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and none of the Company, any of the Subsidiaries or the Direct Parent, after giving effect to the Offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Circular, will be an "investment company" as defined in the Investment Company Act.

               (ee) The Company has not engaged any broker, finder, commission agent or other person (other than the Initial Purchaser) in connection with the Offering or any of the transactions contemplated in the Transaction Documents, and the Company is not under any obligation to pay any broker's fee or commission in connection with such transactions (other than commissions or fees to the Initial Purchaser).

               (ff) Each of the Company, the Subsidiaries and the Direct Parent
       (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to health and safety (as it applies to exposure to hazardous substances), or pollution or the protection of the environment or the handling, storage, generation, discharge, treatment or disposal of or the release into the environment of hazardous or toxic substances, hazardous wastes, pollutants or contaminants (collectively and individually, "ENVIRONMENTAL LAWS"), (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws ("ENVIRONMENTAL PERMITS") to conduct its respective businesses and (iii) has not received written notice of a claim, and does not have knowledge of, any threatened or pending claim for damages to natural resources or the investigation or remediation of any release or disposal of hazardous or toxic substances, hazardous wastes, pollutants or contaminants, in each case, except where such non-compliance with Environmental Laws, such failure to receive and comply with required Environmental Permits, or such claim would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. None of the Company, any of the Subsidiaries or the Direct Parent has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any similar Environmental Laws requiring them to investigate or remediate any pollutants or contaminants, except where such requirement would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (gg) As of the Closing Date, there will be no encumbrances or restrictions on the ability of any Subsidiary of the Company (x) to pay dividends or make other distributions on such Subsidiary's capital stock or to pay any indebtedness to the Company or any other Subsidiary of the Company, (y) to make loans or advances or pay any indebtedness to, or investments in, the Company or any other Subsidiary of the Company or (z) to transfer any of its property or assets to the Company or any other Subsidiary of the Company (other than Permitted Liens that restricted any such transfer).

               (hh) Upon:

               i. execution and delivery of the Collateral Agreements by the Company and the Guarantors and the Collateral Agent (as defined therein) and compliance by the Company and the Guarantors with their respective obligations thereunder; and

               ii. the filing or recording of the Collateral Agreements or appropriate financing statements with the appropriate filing records, registry or other public office, together with the payment of the requisite filing or recordation fees related thereto, the security interest of the Collateral Agent in the Collateral (as defined in the Collateral Agreements) will be a valid and enforceable perfected security interest, which security interests will be superior to and prior to the rights of all third persons other than holders of Permitted Liens.

               (ii) As of the Closing Date, except with respect to Permitted Liens, there will be no currently effective financing statement, security agreement or other document filed or recorded with any filing records, registry or other public office, that purports to give notice of any effective Lien on, or security interest in, any personal property of the Company and the Guarantors or any rights thereunder.

                (jj) Each certificate signed by any officer of the Company, or any Subsidiary thereof, as the case may be, delivered to the Initial Purchaser shall be deemed a representation and warranty by the Company or any such Subsidiary thereof (and not individually by such officer) to the Initial Purchaser with respect to the matters covered thereby.

               (kk) Each of the Company, the Subsidiaries and the Direct Parent is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are believed by the Company to be prudent and customary in the businesses in which they are engaged. All policies of insurance insuring the Company, the Subsidiaries or the Direct Parent or their respective businesses, assets, employees, officers and directors are in full force and effect. The Company, the Subsidiaries and the Direct Parent are in compliance with the terms of such policies and instruments in all material respects, and there are no claims by the Company, any of the Subsidiaries or the Direct Parent under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. None of the Company, any such Subsidiary or the Direct Parent has been refused any insurance coverage sought or applied for, and none of the Company, any such Subsidiary or the Direct Parent has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.

               (ll) All information certified by an officer of the Company in the Perfection Certificate dated the date hereof and delivered by such officer on behalf of the Company is true and correct both as of the date hereof and as of the Closing Date.

               (mm) There is and has been no failure on the part of the Company, the Subsidiaries or the Direct Parent or any of the officers and directors of the Company, any of the Subsidiaries or the Direct Parent, in their capacities as such, to comply in all material respects with the applicable provisions of The Sarbanes-Oxley Act of 2002 and the rules and regulations in connection therewith.

               (nn) Set forth on Schedule II hereto is a list of all Indebtedness that is to be paid in full using the proceeds of the Offering and terminated, retired or redeemed, as applicable, on the Closing Date. Set forth on Schedule II opposite the description of each such Indebtedness is the aggregate principal amount of Indebtedness outstanding thereunder.

               5. COVENANTS OF THE COMPANY AND THE GUARANTORS. Each of the Company and the Guarantors jointly and severally agrees:

               (a) At any time prior to the date of the completion of the resale of the Notes by the Initial Purchaser, the Company shall (i) advise the Initial Purchaser promptly after obtaining knowledge (and, if requested by the Initial Purchaser, confirm such advice in writing) of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Notes for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Offering Circular untrue or that requires the making of any additions to or changes in the Offering Circular in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Notes under any state securities or Blue Sky laws, and (iii) if, at any time, any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Notes under any such laws, use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (b) To (i) furnish the Initial Purchaser, without charge, as many copies of the Offering Circular, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request, and (ii) promptly prepare, upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Circular that the Initial Purchaser, upon advice of legal counsel, determines may be necessary in connection with Exempt Resales (and the Company hereby consents to the use of the Offering Circular, and any amendments and supplements thereto, by the Initial Purchaser in connection with Exempt Resales).

               (c) Not to amend or supplement the Offering Circular prior to the Closing Date, or at any time prior to the completion of the resale by the Initial Purchaser of all the Notes purchased by the Initial Purchaser, unless the Initial Purchaser shall previously have been advised thereof and shall have provided its written consent thereto (which consent shall not be unreasonably withheld).

               (d) So long as the Initial Purchaser shall hold any of the Notes,
       (i) if any event shall occur as a result of which, in the reasonable judgment of the Company or the Initial Purchaser, it becomes necessary or advisable to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Offering Circular to comply with Applicable Law, to prepare, at the expense of the Company, an appropriate amendment or supplement to the Offering Circular (in form and substance reasonably satisfactory to the Initial Purchaser) so that (A) as so amended or supplemented, the Offering Circular will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Offering Circular will comply with Applicable Law and (ii) if in the reasonable judgment of the Company it becomes necessary or advisable to amend or supplement the Offering Circular so that the Offering Circular will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Act, to prepare an appropriate amendment or supplement to the Offering Circular (in form and substance reasonably satisfactory to the Initial Purchaser) so that the Offering Circular, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

               (e) To cooperate with the Initial Purchaser and the Initial Purchaser's counsel in connection with the qualification of the Notes under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may reasonably request and continue such qualification in effect so long as reasonably required for Exempt Resales.

               (f) Whether or not any of the Offering or the transactions contemplated under the Transactions are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the preparation, printing and distribution of the Offering Circular and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the negotiation, printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Transaction Documents, (C) the preparation, issuance and delivery of the Notes, (D) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of the Initial Purchaser's counsel relating to such registration or qualification) and (E) furnishing such copies of the Offering Circular, and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchaser,
       (ii) all fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company, (iii) all expenses and listing fees in connection with the application for quotation of the Notes on the Private Offerings, Resales and Trading Automated Linkages ("PORTAL") market, (iv) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer, (v) all fees charged by rating agencies in connection with the rating of the Notes, (vi) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee and all collateral agents, (vii) all costs and expenses in connection with the creation and perfection of the Security Agreement (including without limitation, filing and recording fees, search fees, taxes and costs of title policies) and (viii) all fees, disbursements and out-of-pocket expenses incurred by the Initial Purchaser in connection with its services to be rendered hereunder including, without limitation, 50% of the fees and disbursements of Proskauer Rose LLP, counsel to the Initial Purchaser, travel and lodging expenses, word processing charges, messenger and duplicating services, facsimile expenses and other customary expenditures. If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in SECTION 7 hereof is not satisfied, because this Agreement is terminated pursuant to SECTION 9 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than in each such case solely by reason of a default by the Initial Purchaser on its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company agrees to promptly reimburse the Initial Purchaser in cash upon demand for all fees, disbursements and out-of-pocket expenses (including 50% of the fees, disbursements and charges of Proskauer Rose LLP, counsel for the Initial Purchaser) to be paid in cash that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Notes.

               (g) To use the proceeds of the Offering in the manner described in the Offering Circular under the caption "USE OF PROCEEDS."

               (h) To do and perform all things required to be done and performed under the Transaction Documents prior to and after the Closing Date.

               (i) Not to, and to ensure that no affiliate (as defined in Rule 501(b) of the Act) of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchaser or to the Subsequent Purchasers of the Notes.

               (j) For so long as any of the Notes remain outstanding, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request, to any owner of the Notes in connection with any sale thereof and any prospective Subsequent Purchasers of such Notes from such owner, the information required by Rule 144A(d)(4) under the Act.

               (k) To comply with the representation letter of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

               (l) To use its commercially reasonable efforts to effect the inclusion of the Notes in Private Offerings, Resales and Trading through Automated Linkages Market.

               (m) For so long as any of the Notes remain outstanding, to furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the SEC or any national securities exchange on which any class of securities of the Company may be listed.

               (n) To not, and to not authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offer and sale of the Notes other than the Offering Circular and any amendments and supplements to the Offering Circular prepared in compliance with this Agreement, or (ii) solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

               (o) During the one-year period after the Closing Date (or such shorter period as may be provided for in Rule 144 under the Act, as the same may be in effect from time to time), the Company shall not, and shall not permit any current or future Subsidiaries of either the Company or any other affiliates (as defined in Rule 144A under the Act) controlled by the Company to, resell any of the Notes that constitute "restricted securities" under Rule 144 that have been reacquired by the Company, any current or future Subsidiaries or any other "affiliates" (as defined in Rule 144A under the Act) controlled by the Company, except pursuant to an effective registration statement under the Act.

               (p) To pay all stamp, documentary and transfer taxes and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of the Notes or the sale thereof to the Initial Purchaser.

               (q) To use its best efforts to complete on or prior to the Closing Date all filings and other similar actions required in connection with the perfection of security interests as and to the extent contemplated by the Collateral Agreements.

               (r) The Company shall, no later than September 25, 2008, file Amendment No. 2 to its Annual Report on Form 10-K for the fiscal year ended December 30, 2007 originally filed on March 27, 2008.

               6. REPRESENTATIONS AND WARRANTIES OF THE INITIAL PURCHASER. The Initial Purchaser represents and warrants that:

               (a) It is a QIB under the Act and it will offer the Notes for resale only upon the terms and conditions set forth in this Agreement and in the Offering Circular.

               (b) It is not acquiring the Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction. In connection with the Exempt Resales, it will solicit offers to buy the Notes only from, and will offer and sell the Notes only to, (A) persons reasonably believed by the Initial Purchaser to be QIBs or (B) persons reasonably believed by the Initial Purchaser to be Accredited Investors or (C) non-U.S. persons reasonably believed by the Initial Purchaser to be a purchaser referred to in Regulation S under the Act; provided, however, that in purchasing such Notes, such persons are deemed to have represented and agreed as provided under the caption "NOTICE TO INVESTORS" contained in the Offering Circular.

               (c) No form of general solicitation or general advertising in violation of the Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(2) of the Act or, with respect to Notes to be sold in reliance on Regulation S, by means of any directed selling efforts be made by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes.

               (d) The Initial Purchaser will deliver to each Subsequent Purchaser of the Notes, in connection with its original distribution of the Notes, a copy of the Offering Circular, as amended and supplemented at the date of such delivery.

               7. CONDITIONS. The obligations of the Initial Purchaser to purchase the Notes under this Agreement are subject to the performance by each of the Company and each of the Guarantors of their respective covenants and obligations hereunder and the satisfaction of each of the following conditions:

               (a) All of the representations and warranties of the Company, the Subsidiaries and the Direct Parent contained in this Agreement and in each of the Transaction Documents shall be true and correct as of the date hereof and at the Closing Date. On or prior to the Closing Date, the Company and each other party to the Transaction Documents (other than the Initial Purchaser) shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Transaction Documents (other than conditions to be satisfied by such other parties, which the failure to so satisfy would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect).

               (b) No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or materially interfere with the consummation of the Offering or any of the transactions contemplated under the Transaction Documents; and no stop order suspending the qualification or exemption from qualification of any of the Notes in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or, to the knowledge of the Company, be pending or contemplated as of the Closing Date.

               (c) No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the consummation of the Offering or any of the transactions contemplated under the Transaction Documents. No Proceeding shall be pending or, to the knowledge of the Company, threatened other than Proceedings that (A) if adversely determined would not, individually or in the aggregate, adversely affect the issuance or marketability of the Notes, and (B) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (d) Subsequent to the respective dates as of which data and information is given in the Offering Circular, there shall not have been any Material Adverse Change.

               (e) The Notes shall have been designated PORTAL securities in accordance with the rules and regulations adopted by the Financial Industry Regulatory Authority relating to trading in The PORTAL Market.

               (f) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

               (g) The Initial Purchaser shall have received on the Closing
Date:

               i. certificates dated the Closing Date, signed by (1) the Chief Executive Officer and (2) the Chief Financial Officer of the Company, on behalf of the Company, to the effect that (a) the representations and warranties set forth in
                     Section 4 hereof, in each of the Transaction Documents and the Perfection Certificate are true and correct in all material respects with the same force and effect as though expressly made at and as of the Closing Date, (b) the Company has performed and complied with all agreements and satisfied all conditions in all material respects on its part to be performed or satisfied at or prior to the Closing Date, (c) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, (d) since the date of the most recent financial statements in the Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), other than as described in the Offering Circular or contemplated hereby, none of the Company, any Subsidiary or the Direct Parent has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to the Company, the Subsidiaries and the Direct Parent, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise) or results of operations or prospects of the Company, the Subsidiaries and the Direct Parent, taken as a whole, and there has not been any change in the capital stock or long-term indebtedness of the Company, any Subsidiary or the Direct Parent that is material to the business, condition

                     (financial or otherwise) or results of operations or prospects of the Company, the Subsidiaries and the Direct Parent, taken as a whole, and (e) the sale of the Notes has not been enjoined (temporarily or permanently);

               ii. certificates, dated the Closing Date, executed by the Secretary of the Company and each Guarantor, certifying such matters as the Initial Purchaser may reasonably request;

               iii. a certificate of solvency, dated the Closing Date, executed by the Chief Financial Officer of the Company substantially in the form previously approved by the Initial Purchaser or its counsel;

               iv. the opinion of Schulte Roth & Zabel LLP, counsel to the Company, dated the Closing Date, in the form of Exhibit A attached hereto; and

               v. the opinion of Geiger & Merritt, LLP, California counsel to the Company, dated the Closing Date, in a form reasonably acceptable to the Initial Purchaser;

               vi. an opinion, dated the Closing Date, of Proskauer Rose LLP, counsel to the Initial Purchaser, in form satisfactory to the Initial Purchaser covering such matters as are customarily covered in such opinions.

               (h) The Initial Purchaser shall have received with respect to the Company, from each of (a) Deloitte & Touche LLP, independent registered public accounting firm, for the fiscal years ended December 31, 2007 and 2006 and (b) from Ernst & Young LLP, independent registered public accounting firm, for the fiscal year ended December 25, 2005, a customary comfort letter, dated the date of the Offering Circular, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel, with respect to the financial statements and certain financial information reviewed by such auditor contained in the Offering Circular.

               (i) Each of the Transaction Documents shall have been executed and delivered by all parties thereto, and the Initial Purchaser shall have received a fully executed original of each Transaction Document.

               (j) The Initial Purchaser shall have received copies of all opinions, certificates, letters and other documents delivered under or in connection with the Offering or any transaction contemplated in the Transaction Documents.

               (k) The terms of each Transaction Document shall conform in all material respects to the description thereof in the Offering Circular.

               (l) On or prior to the Closing Date, each of Parent and Parent Loan Guarantor shall have delivered, and performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to, the Parent Loan and Parent Loan Guarantee (other than the completion of the Offering).

               (m) On or prior to the Closing Date, Parent shall have made the Equity Contribution.

               (n) The Collateral Agent shall have received (with a copy for the Initial Purchaser) on the Closing Date:

               i. appropriately completed copies of Uniform Commercial Code financing statements naming the Company and each Guarantor as a debtor and the Collateral Agent as the secured party identified in Schedule III hereto opposite the name of the Guarantor;

               ii. appropriately completed copies of Uniform Commercial Code Form UCC 3 termination statements, if any, necessary to release all Liens (other than Permitted Liens) of any Person in any collateral described in any Security Agreement previously granted by any Person;

               iii. certified copies of a search report certified by a party acceptable to the Collateral Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name the Company or any Guarantor as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in any Collateral Agreement, other than such financing statements that evidence Permitted Liens); and

               iv. the Collateral Agent and its counsel shall be satisfied that (i) the Lien granted to the Collateral Agent, for the benefit of the Secured Parties (as defined in the Collateral Agreements) in the collateral described above is of the priority described in the Offering Circular; and
                     (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to a Collateral Agreement, in each case subject to the Permitted Liens.

               (o) The Initial Purchaser shall have received substantially contemporaneously with the Closing a copy of the receipt of a payoff letter from each of the institutions listed on Schedule II attached hereto.

               8. INDEMNIFICATION AND CONTRIBUTION.

               (a) The Company and each of the Guarantors shall, jointly and severally, indemnify and hold harmless the Initial Purchaser, and each person, if any, who controls, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, the Initial Purchaser (collectively, the "PURCHASER INDEMNIFIED Persons") against any losses, claims, damages, liabilities, costs or expenses (collectively, "LOSSES") of any kind to which the Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, to the fullest extent lawful, insofar as any such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular or any amendment or supplement thereto or the omission or alleged omission to state, in the Offering Circular or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, subject to the provisions hereof, will reimburse, as incurred, the Purchaser Indemnified Persons for any legal or other expenses reasonably incurred by the Purchaser Indemnified Persons in connection with investigating, defending against or appearing as a third-party witness in connection with any such Loss in respect thereof; PROVIDED, that the Company and the Guarantors shall not be liable under the indemnity provided in this SECTION 8(A) to any Purchaser Indemnified Party for any Losses that are based on an untrue statement or omission or alleged untrue statement or omission or alleged omission made in reliance on, and in conformity with, the Initial Purchaser Information (as defined in Section 12). The Company and the Guarantors shall not be liable under this Section 8 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld.

               (b) The Initial Purchaser shall indemnify and hold harmless each of the Company and the Guarantors and their respective directors, officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any Losses which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) have resulted solely from any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or from the omission or alleged omission to state, in the Offering Circular, or any amendment or supplement thereto, a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Initial Purchaser Information; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company, each of the Guarantors or any such director, officer or controlling person in connection with any such Loss or action in respect thereof.

               (c) If any proceeding shall be brought or asserted against any person entitled to indemnification hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall give prompt written notice to the party or parties from which such indemnification is sought (the "INDEMNIFYING PARTIES" and each, an "INDEMNIFYING PARTY"); PROVIDED, that the failure to so notify the Indemnifying Parties shall not relieve any of the Indemnifying Parties from any obligation or liability except to the extent (but only to the extent) that such Indemnifying Party has been prejudiced materially by such failure. In case any such action is brought against any Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, to the extent that it may determine, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party; PROVIDED, HOWEVER, that if (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel in writing that there may be one or more legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to the Indemnifying Party, or (iii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after receipt by the Indemnifying Party of notice of the institution of such action, then, in each such case, the Indemnifying Party shall not have the right to direct the defense of such action on behalf of such Indemnified Party or Parties and such Indemnified Party or Parties shall have the right to select separate counsel to defend such action on behalf of such Indemnified Party or Parties at the expense of the Indemnifying Party. After notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof and approval by such Indemnified Party of counsel appointed to defend such action, the Indemnifying Party will not be liable to such Indemnified Party under this SECTION 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the Indemnifying Party shall not be liable for the expenses of more than one separate counsel (in addition to one local counsel in any applicable jurisdiction) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this SECTION 8 or the Company in the case of paragraph (b) of this

       SECTION 8, representing the Indemnified Party under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the Indemnifying Party has authorized in writing the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party. After such notice from the Indemnifying Party to such Indemnified Party, the Indemnifying Party will not be liable for the costs and expenses of any settlement of such action effected by such Indemnified Party without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld), unless such Indemnified Party waived in writing its rights under this SECTION 8, in which case the Indemnified Party may effect such a settlement without such consent; provided, that, in any case, any settlement shall be subject to paragraph (d) of this Section 8. None of the Indemnifying Parties shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), consent to entry of any judgment in or enter into any settlement of any pending or threatened Proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such judgment or settlement includes, as an unconditional term thereof, the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all Losses that may arise from such Proceeding or the subject matter thereof (whether or not any Indemnified Party is a party thereto).

               (d) If the indemnification provided for in this SECTION 8 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this
       SECTION 8 would otherwise apply by its terms (other than by reason of exceptions provided in this SECTION 8), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company, on the one hand, to the total discounts and commissions received by the Initial Purchaser, on the other hand. The relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this SECTION 8 was available to such party.

       Each party hereto agrees that it would not be just and equitable if contribution pursuant to this SECTION 8(D) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this
       SECTION 8, the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding paragraph, each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Company and the Guarantors, each officer of the Company and the Guarantors and each person, if any, who controls either of the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

               (e) The indemnity and contribution agreements contained in this
       SECTION 8 are in addition to any liability that any of the Indemnifying Parties may otherwise have to the Indemnified Parties, and do not limit in any way rights or remedies which may otherwise be available at law or in equity.

              9. TERMINATION. The Initial Purchaser may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the following has occurred:

               (a) since the date hereof, any Material Adverse Effect or development involving or reasonably expected to result in a prospective Material Adverse Effect that could, in the Initial Purchaser's sole judgment, be expected to (i) make it impracticable or inadvisable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Offering Circular, or (ii) materially impair the investment quality of any of the Notes;

               (b) the failure of the Company or the Guarantors to satisfy the conditions contained in SECTION 7(A) hereof on or prior to the Closing Date;

               (c) any outbreak or escalation of hostilities, or declaration of war by the United States or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the Initial Purchaser's sole judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Offering Circular or to enforce contracts for the sale of any of the Notes;

               (d) the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or The NASDAQ Global Market or any setting of limitations on prices for securities on any such exchange or The NASDAQ Global Market;

               (e) the enactment, publication, decree or other promulgation after the date hereof of any Applicable Law that, in the Initial Purchaser's counsel's reasonable opinion, materially and adversely affects, or could be reasonably expected to materially and adversely affect, the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company, the Subsidiaries and the Direct Parent, taken as a whole;

               (f) since the date hereof, any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act; or

               (g) the declaration of a banking moratorium by any Governmental Authority; or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that, in the Initial Purchaser's opinion, could reasonably be expected to have a material adverse effect on the financial markets in the United States or elsewhere.

               10. SURVIVAL OF REPRESENTATIONS AND INDEMNITIES. The respective representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements, representations and warranties of the Company and the Guarantors set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, (ii) acceptance of the Notes, and payment for them hereunder, and (iii) any termination of this Agreement. Without limiting the foregoing, notwithstanding any termination of this Agreement, the Company shall be and shall remain liable for all expenses that they have agreed to pay pursuant to SECTIONS 5(F) and 8.

               11. NO FIDUCIARY DUTY. The Company hereby acknowledges that the Initial Purchaser is acting solely in connection with the purchase and sale of the Notes. The Company further acknowledges that the Initial Purchaser is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis and in no event do the parties intend that the Initial Purchaser act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Initial Purchaser may undertake or has undertaken in furtherance of the purchase and sale of the Notes, either before or after the date hereof. The Initial Purchaser hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Purchase Agreement or any matters leading up to such transactions, and the Company hereby confirm their understanding and agreement to that effect. The Company and the Initial Purchaser agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Initial Purchaser to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Notes, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Initial Purchaser with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Purchase Agreement or any matters leading up to such transactions.

               12. INFORMATION SUPPLIED BY THE INITIAL PURCHASER. The name of the Initial Purchaser set forth on the front cover, back cover and under the heading "Plan of Distribution" of the Offering Circular, the statements set forth on the front cover of the Offering Circular with respect to the price of the Notes and the statements set forth in: (i) the ninth full paragraph on page ii regarding stabilization by the Initial Purchaser, (ii) the first sentence of the fourth paragraph and the first, second, third and fourth sentences of the sixth paragraph under the heading "Plan of Distribution" in the Offering Circular (to the extent such statements relate to the Initial Purchasers) (the "Initial Purchaser Information") constitute the only information furnished by such Initial Purchasers as to themselves to the Company or the Parent for the purposes of Sections 4(a) and 8 hereof.

               13. MISCELLANEOUS.

               (a) Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to: Perkins & Marie Callender's, 6075 Poplar Ave. Suite 800, Memphis, Tennessee, 38119,
       Attention: Fred Grant, with a copy to: Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, Attention: Michael R. Littenberg, Esq. and (ii) if to the Initial Purchaser, to: Jefferies & Company, Inc., 11100 Santa Monica Boulevard, 10th Floor, Los Angeles, California 90025,
       Attention: Jeffrey R. Whyte, with a copy to: Proskauer Rose LLP, 2049 Century Park East, Suite 3200, Los Angeles, California 90067, Attention:
       Michael A. Woronoff, Esq. (or in any case to such other address as the person to be notified may have requested in writing).

               (b) This Agreement has been and is made solely for the benefit of and shall be binding upon the Company and the Guarantors, the Initial Purchaser and, to the extent provided in SECTION 8 hereof, the controlling persons, officers, directors, partners, employees, representatives and agents referred to in SECTION 8, and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Notes from the Initial Purchaser merely because of such purchase.

               (c) THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

               (d) EACH OF THE COMPANY AND THE GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY; AND (II) WAIVES (A) ITS RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE INITIAL PURCHASER AND FOR ANY COUNTERCLAIM RELATED TO ANY OF THE FOREGOING AND (B) ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               (e) This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.

               (f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (g) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

               (h) This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto.


                            [SIGNATURE PAGE FOLLOWS]

         Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guarantors and the Initial Purchaser.



                                    Very truly yours,


                                    COMPANY:

                                    PERKINS & MARIE CALLENDER'S INC.


                                    By:  /s/ Fred T. Grant, Jr.
                                         --------------------------------------
                                         Name:  Fred T. Grant, Jr.
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                    GUARANTORS:


                                    PERKINS & MARIE CALLENDER'S HOLDING INC.

                                    By:  /s/ Fred T. Grant, Jr.
                                         --------------------------------------
                                         Name:  Fred T. Grant, Jr.
                                         Title: Vice President

                                    FIV CORP.


                                    By:  /s/ Fred T. Grant, Jr.
                                         --------------------------------------
                                         Name:  Fred T. Grant, Jr.
                                         Title: Vice President, Secretary


                                    MACAL INVESTORS, INC.


                                    By:  /s/ Fred T. Grant, Jr.
                                         --------------------------------------
                                         Name:  Fred T. Grant, Jr.
                                         Title: Vice President


                                    MARIE CALLENDER PIE SHOPS, INC.


                                    By:  /s/ Fred T. Grant, Jr.
                                         --------------------------------------
                                         Name:  Fred T. Grant, Jr.
                                         Title: Vice President


                     [SIGNATURE PAGE TO PURCHASE AGREEMENT]

                                    MARIE CALLENDER WHOLESALERS, INC.


                                    By:  /s/ Fred T. Grant, Jr.
                                         --------------------------------------
                                         Name:  Fred T. Grant, Jr.
                                         Title: Vice President


                                    MCID, INC.


                                    By:  /s/ Fred T. Grant, Jr.
                                         --------------------------------------
                                         Name:  Fred T. Grant, Jr.
                                         Title: Vice President


                                    PERKINS & MARIE CALLENDER'S REALTY LLC


                                    By:  /s/ Fred T. Grant, Jr.
                                         --------------------------------------
                                         Name:  Fred T. Grant, Jr.
                                         Title: Vice President


                                    PERKINS FINANCE CORP.


                                    By:  /s/ Fred T. Grant, Jr.
                                         --------------------------------------
                                         Name:  Fred T. Grant, Jr.
                                         Title: Vice President


                                    WILSHIRE BEVERAGE, INC.


                                    By:   /s/ Scott Bradbury
                                          -------------------------------------
                                          Name:  Scott Bradbury
                                          Title: President, Vice President,
                                                 Treasurer, Secretary


                                    WILSHIRE RESTAURANT GROUP LLC


                                    By:  /s/ Fred T. Grant, Jr.
                                         --------------------------------------
                                         Name:  Fred T. Grant, Jr.
                                         Title: Vice President


                     [SIGNATURE PAGE TO PURCHASE AGREEMENT]

Accepted and Agreed to:

INITIAL PURCHASER:

JEFFERIES & COMPANY, INC.



By: /s/ B. Wolfe
    -----------------------------
Name:  Brian Wolfe
Title: Managing Director
































                     [SIGNATURE PAGE TO PURCHASE AGREEMENT]